EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer of Rick's
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Cabaret International, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of
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2002 and Section 1350 of 18 U.S.C. 63.
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I, Eric S. Langan, the Chief Executive Officer and acting Chief Financial
Officer of Rick's Cabaret International, Inc., hereby certify that Rick's
Cabaret International, Inc.'s periodic report on Form 10-QSB for the period ending June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Rick's Cabaret International, Inc.



                                  RICK'S CABARET INTERNATIONAL, INC.



Date:  August 18, 2003            By:  /s/  Eric S. Langan
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                                  Eric S. Langan
                                  Chief Executive Officer and
                                  acting Chief Financial Officer


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